UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) July 31, 2007
NEWBRIDGE BANCORP
(Exact Name of Registrant as Specified in Charter)

North Carolina	000-11448	56-1348147
State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

1501 Highwoods Boulevard, Suite 400, Greensboro North Carolina	27410
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code (336) 369-0900
LSB BANCSHARES, INC.
One LSB Plaza, Lexington, North Carolina
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
     Effective upon completion of the merger of FNB Financial Services Corporation (“FNB”) with and into LSB Bancshares, Inc. (“LSB”) on July 31, 2007 (the “Effective Time”), the FNB Financial Services Corporation Directors Retirement Policy (the “Retirement Policy”) was amended and restated (the “Amended and Restated Retirement Policy”) to freeze participation in and benefits provided by the Retirement Policy. The amount of benefits to be paid by the Amended and Restated Retirement Policy for each participant was fixed on July 31, 2007 (subject only to investment gains and losses). The FNB Financial Services Corporation Directors and Senior Management Deferred Compensation Trust Agreement (the “Rabbi Trust Agreement”) was also amended (the “Amendment to the Rabbi Trust Agreement”) as of the Effective Time so that assets could be deposited in the Rabbi Trust, subject to the claims of FNB’s creditors in the event of insolvency, to pay the benefits promised by the Retirement Policy.
     At the Effective Time, NewBridge Bancorp (“NewBridge”), as surviving corporation in the merger, assumed the Rabbi Trust Agreement and the Retirement Policy by operation of law.
     A copy of the Amended and Restated Retirement Policy is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
     A copy of the Amendment to the Rabbi Trust Agreement is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.
ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
     At the Effective Time the NewBridge Board of Directors was expanded to twenty directors, consisting of ten former LSB directors designated by LSB and ten FNB directors designated by FNB, as below:

LSB Designees	FNB Designees

Michael S. Albert	Gary G. Blosser
J. David Branch	Arnold Britt
Robert C. Clark	Alex A. Diffey, Jr.
Robert F. Lowe	Barry Z. Dodson
Mary E. Rittling	Joseph H. Kinnarney
Burr W. Sullivan	Robert V. Perkins II
John W. Thomas III	Pressley A. Ridgill
John F. Watts	E. Reid Teague
G. Alfred Webster	Elizabeth S. Ward
Julius S. Young, Jr.	Kenan C. Wright
     Robert B. Smith, Samuel R. Harris, Walter A. Hill, Sr., David A. Smith and Leonard H. Beck resigned as directors of LSB as of the Effective Time.

     The Board of Directors of NewBridge has ratified the following appointments to its committees:
Executive Committee: Robert F. Lowe, Chair; Barry Z. Dodson, Vice Chair; Pressley A. Ridgill; and Burr W. Sullivan.

Audit Committee: Michael S. Albert, Chair; Dr. Mary E. Rittling; Elizabeth S. Ward; and Kenan C. Wright.

Compensation Committee: Robert V. Perkins, Chair; C. Arnold Britt; John W. Thomas III; and G. Alfred Webster.

Corporate Governance And Nominating Committee: Burr W. Sullivan, Chair; Gary G. Blosser; Dr. J. David Branch; and Robert V. Perkins.

Strategic Initiatives Committees: Kenan C. Wright, Chair; Dr. J. David Branch; Barry Z. Dodson; Dr. Joseph H. Kinnarney; Robert F. Lowe; Pressley A. Ridgill; John F. Watts; and G. Alfred Webster.
     NewBridge has made the following appointments:
(a)	effective August 3, 2007:
(i)	Robert F. Lowe, Chairman, President and Chief Executive Officer of LSB, has been appointed Chairman of the Board of Directors and Chief Executive Officer of NewBridge;

(ii)	Barry Z. Dodson, Chairman of the Board of Directors of FNB has been appointed Vice Chairman and lead independent director of the Board of Directors of NewBridge; and

(iii)	Pressley A. Ridgill, President and Chief Executive Officer of FNB, has been appointed President of NewBridge.
(b)	effective August 9, 2007:
(i)	Monty J. Oliver, Executive Vice President and Chief Financial Officer of LSB, has been appointed Executive Vice President — Finance of NewBridge; and

(ii)	Michael W. Shelton, Executive Vice President and Chief Financial Officer of FNB, has been appointed Executive Vice President, Chief Financial Officer and Treasurer of NewBridge.
     Information about the above directors and executive officers and their interests is set forth in the Form S-4 Registration Statement and Post-Effective Amendment No.1, which are referenced in Exhibit 99.3 to this report and are incorporated herein by reference.
     Reference is also made to the amendments to the Retirement Policy and Rabbi Trust Agreement, as described in Item 1.01, which is incorporated herein by reference.

ITEM 5.03 AMENDMENTS TO THE ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.
     The following amendments to the Amended and Restated Bylaws of LSB (now NewBridge) have been adopted by the Board of Directors:
ARTICLE 2
Meeting of Shareholders
     Section 9. Voting of Shares.
     (a) Except as otherwise provided in the articles of incorporation or the bylaws, each outstanding share of voting capital stock of the corporation shall be entitled to one (1) vote on each matter submitted to a vote at a meeting of the shareholders. Shares may be voted (i) in person, (ii) over the internet, (iii) by telephone or (iv) by one or more proxies (subject to Section 10 of this Article 2). Notwithstanding the foregoing, the board of directors may, in their discretion, decide for any shareholder meeting not to permit voting over the internet or by telephone. Action on a matter (other than the election of directors) by a voting group for which a quorum is present is approved if the votes cast within the voting group favoring the action exceed the votes cast opposing the action, unless the vote of a greater number if required by law or by the articles of incorporation. Absent special circumstances, the shares of the corporation are not entitled to vote if they are owned, directly or indirectly, by a second corporation, domestic or foreign, and the corporation owns, directly or indirectly, a majority of the shares entitled to vote for directors of the second corporation, except that this provision shall not limit the power of the corporation to vote shares held by it in a fiduciary capacity.
     (b) In the case of election of directors, those nominees who receive a majority of the votes cast by the shares entitled to vote in such election shall be deemed to have been elected as directors; provided, however, that in the event two or more nominees are presented for election to the same directorship, the nominee receiving a plurality of the votes cast by the shares entitled to vote in the election of a nominee to such directorship shall be deemed elected to the directorship.
ARTICLE 3
Board of Directors
     Section 2. Number, Term and Qualification.
     (a) The number of directors of the corporation shall consist of not less than nine (9) nor more than thirty (30), the exact number within such minimum and maximum limits to be fixed and determined from time to time by resolution of a majority of the board of directors, which number shall be stated in the notice of the meeting of shareholders, or by resolution of the shareholders at any meeting thereof. Directors need not be residents of the State of North Carolina. No person other than an incumbent director or a person appointed or to be appointed to the board of directors in connection with a merger transaction with the corporation will be eligible to stand for election as a director after the person shall have attained the age of sixty-five (65), and no incumbent director or other appointed person will be eligible to stand for reelection as a director after he or she shall have attained the age of seventy (70). A director who attains the age of seventy (70) shall retire from the board at the end of the term for which the director was elected.

     (b) Except as otherwise specifically provided in Section 2(c) below, the board of directors shall be composed of one (1) class. Each director shall serve for a term ending on the date of the annual meeting of shareholders following the annual meeting at which such director was elected or the director’s earlier death, resignation, disqualification or removal. In the event of any increase or decrease in the authorized number of directors, each director then serving as such shall nevertheless continue as a director until the expiration of the director’s current term or the director’s earlier death, resignation, disqualification or removal. In the event of the death, resignation, removal or disqualification of a director during the director’s elected term of office, the board of directors or, subject to the provisions of these bylaws and applicable law, the shareholders, may appoint the director’s successor, who shall serve until the next annual shareholders’ meeting at which directors are elected. Notwithstanding the foregoing, in the event that preferred stock of the corporation is issued and if the articles of incorporation so provide, the holders of the preferred stock or the corporation may increase the board of directors within the range set forth by these bylaws by additional directors to serve as provided in the articles of incorporation. Should a vacancy occur among such directors elected by the preferred shareholders, such vacancy shall be filled, until the next election of directors, by such shareholders or by the affirmative vote of the majority of the remaining directors elected by such shareholders.
     (c) The provisions of the first two sentences of Section 2(b) above shall take effect as of the 2008 annual meeting of the shareholders of the corporation. Effective as of the date of the resolution of the board of directors adopting this Section 2(c) and until the aforesaid annual meeting of shareholders, the board of directors shall be composed of two (2) classes. Each director elected at the 2007 annual meeting of shareholders shall serve for a term ending on the date of the second annual meeting of shareholders following the annual meeting at which such director was elected or the director’s earlier death, resignation, disqualification or removal.
     Section 4. Vacancies.
     Except as otherwise provided in the articles of incorporation, a vacancy occurring in the board of directors, including, without limitation, a vacancy resulting from an increase in the number of directors or from the failure by the shareholders to elect the full authorized number of directors, may be filled by a majority of the remaining directors or by the sole director remaining in office. Subject to the requirements of applicable law and these bylaws, the shareholders may elect a director at any time to fill a vacancy not filled by the directors. A director elected to fill a vacancy shall be elected to serve until the next annual shareholders’ meeting at which directors are elected.
ARTICLE 7
Shares And Their Transfer
     Section 1. Certificate For Shares. The board of directors may authorize the issuance of some or all of the shares of the Corporation’s classes or series without issuing certificates to represent such shares (i.e. book entry form). If shares are represented by certificates, the certificates shall be in such form as required by law and as determined by the board of directors. Certificates shall be signed, either manually or in facsimile, by the Chief Executive Officer or the President and by the Secretary or an Assistant Secretary. All certificates for shares shall be consecutively numbered or otherwise identified and entered into the stock transfer books of the Corporation. When shares are represented by certificates, the Corporation shall issue and deliver, to each shareholder to whom such shares have been issued or transferred, certificates representing the shares owned by him. When shares are not represented by certificates and ownership is recorded in book entry form, then within a reasonable time after the issuance or transfer of such shares, the corporation shall send the shareholder to whom such shares have been issued or transferred a written statement of the information required by law to be on certificates. Shares represented by certificates may become held in book entry form upon surrender of such certificates to the corporation in compliance with N.C. Gen. Stat. § 55-6-26.
     Section 2. Stock Transfer Books; Transfer Agent and Registrar. The corporation shall keep or cause to be kept a book or set of books, to be known as the stock transfer books of the corporation, containing the name of each shareholder of record, together with such shareholder’s address and the number and class or series of shares held by him. Transfers of shares of the corporation shall be made only on the stock transfer books of the corporation (i) by the holder of record thereof or by his or her legal representative, who shall provide proper evidence of authority to transfer; (ii) by his or her attorney authorized to effect such transfer by power of attorney duly executed and filed with the Secretary; and (iii) on surrender for cancellation of the certificate for such shares (if the shares are represented by certificates).
     The board of directors may direct the corporation to maintain in North Carolina or elsewhere one or more transfer offices or agencies and also one or more registry offices which offices and agencies may establish rules and regulations for the issue, transfer and registration of stock certificates. No certificates for shares of stock in respect of which a transfer agent and registrar shall have been designated shall be valid unless countersigned by such transfer agent and registered by such registrar.
     Section 3. Lost Certificates. The board of directors may direct a new certificate to be issued in place of any certificate theretofor issued by the corporation claimed to have been lost or destroyed, upon receipt of an affidavit of such fact from the person claiming the certificate to have been lost or destroyed. When authorizing such issue of a new certificate, the board of directors shall require that the owner of such lost or destroyed certificate, or his or her legal representative, give the corporation a bond in such sum and with such surety or other security as the board of directors may direct as indemnification against any claims that may be made against the corporation with respect to the certificate claimed to have been lost or destroyed, except where the board of directors by resolution finds that in the judgment of the board of directors the circumstances justify omission of a bond.
     Section 4. Distribution or Share Dividend Record Date. The board of directors may fix a date as the record date for determining shareholders entitled to a distribution or share dividend. If no record date is fixed by the board of directors for such determination, it shall be the date the board of directors authorizes the distribution or share dividend.
     Section 5. Holders of Record. Except as otherwise required by law, the corporation may treat the person in whose name shares stand of record on its books as the absolute owner of such shares and the person exclusively entitled to receive notification and distributions, to vote, and to otherwise exercise the rights, powers, and privileges of ownership of such shares.
     Section 6. Shares Held by Nominees. The corporation shall recognize a beneficial owner of shares registered in the name of the nominee as the owner and shareholder of such shares for certain purposes if the nominee in whose name such shares are registered files with the Secretary a written certificate in a form prescribed by the corporation, signed by the nominee, indicating the following: (i) the name, address, and taxpayer identification number of the nominee; (ii) the name, address, and taxpayer identification number of the beneficial owner; (iii) the number and class or series of shares registered in the name of the nominee as to which the beneficial owner shall be recognized as the shareholder; and (iv) the purposes for which the beneficial owner shall be recognized as the shareholder.
     The purposes for which the corporation shall recognize the beneficial owner as the shareholder may include the following: (i) receiving notice of, voting at, and otherwise participating in shareholders’ meetings; (ii) executing consents with respect to the shares; (iii) exercising dissenters’ rights under the North Carolina Business Corporation Act; (iv) receiving distributions and share dividends with respect to the shares; (v) exercising inspection rights; (vi) receiving reports, financial statements, proxy statements, and other communications from the corporation; (vii) making any demand upon the corporation required or permitted by law; and (viii) exercising any other rights or receiving any other benefits of a shareholder with respect to the shares.
     The certificate shall be effective ten (10) business days after its receipt by the corporation and until it is changed by the nominee, unless the certificate specifies a later effective time or an earlier termination date.
     If the certificate affects less than all of the shares registered in the name of the nominee, the corporation may require the shares affected by the certificate to be registered separately on the books of the corporation and be represented by a share certificate that bears a conspicuous legend stating that there is a nominee certificate in effect with respect to the shares represented by that share certificate.
     Section 7. Transfer Agent and Registrar. The board of directors may appoint one or more transfer agents and one or more registrars of transfers and may require all stock certificates to be signed or countersigned by the transfer agent and registered by the registrar of transfers.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits
The following exhibits are filed herewith:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

99.1	FNB Financial Services Corporation Amended and Restated Directors Retirement Policy.

99.2	Amendment to the FNB Financial Services Corporation Directors and Senior Management Deferred Compensation Trust Agreement.

99.3	LSB’s Form S-4 Registration Statement and Post Effective Amendment Number 1, incorporated herein by reference, as filed on April 30, 2007 and June 18, 2007, respectively.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWBRIDGE BANCORP

Dated: August 3, 2007	By:	/s/ Robert F. Lowe

Robert F. Lowe, Chairman and Chief Executive Officer
EXHIBIT INDEX
99.1	Amended and Restated FNB Financial Services Corporation Directors Retirement Policy.

99.2	Amendment to the FNB Financial Services Corporation Directors and Senior Management Deferred Compensation Trust Agreement.

99.3	LSB’s Form S-4 Registration Statement and Post Effective Amendment Number 1, incorporated herein by reference, as filed on April 30, 2007 and June 18, 2007, respectively.